BBH TRUST

BBH MONEY MARKET FUND
REGULAR SHARES (BBMXX)
INSTITUTIONAL SHARES (BBSXX)

SUPPLEMENT DATED OCTOBER 5, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 28, 2011, AS SUPPLEMENTED JANUARY 5, 2012

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information (“SAI”).  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

The “Legal Counsel” section of the SAI is hereby revised to remove the reference to Morgan, Lewis & Bockius LLP and replaced with the following:

Bingham McCutchen LLP, 2020 K Street NW, Washington, DC 20006-1806, serves as legal counsel to the Trust.

The reference to Morgan, Lewis & Bockius LLP under “Legal Counsel” in the Appendix of the SAI is removed and replaced with the following:

Bingham McCutchen LLP

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE